LETTERHEAD OF THE CHASE MANHATTAN BANK


                                                       September 18, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                   Re:  Chemical Master Credit Card Trust I
                        (Series 1995-1,  Series 1995-2,  Series 1995-3, Series
                        1995-4,   Series  1996-1,  Series  1996-2  and
                        Series 1996-3)

Ladies and Gentlemen:

         I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 18, 1996.

         Please confirm your receipt of such transmittal.


                                                       Very truly yours,


                                                       /s/Martin R. Joyce
                                                       Martin R. Joyce


Enclosures

                                SECURITIES AND EXCHANGE COMMISSION

                                      Washington, D.C. 20549


                                             FORM 8-K

                                          CURRENT REPORT

                                  Pursuant to Section 13 or 15(d)
                              of the Securities Exchange Act of 1934

                                Date of Report: September 18, 1996


                            CHEMICAL MASTER CREDIT CARD TRUST I
              (SERIES 1995-1,  1995-2,  1995-3,  1995-4, 1996-1, 1996-2
                                  and Series 1996-3)
                                (Issuer of Securities)
               THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                               (Sponsor of the Trust)
                               (Exact name of registrant as
                                specified in its charter)


      New York                    33-94190               13-4994650
    --------------                ----------             ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                          270 Park Avenue, New York            10017
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (212) 270-6000

Item 5.  Other Events.

         On or about August 15, 1996 (or, in the case of Series 1995-4, on or about July 25, 1996), Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chemical Master Credit Card Trust I for Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement. A copy of the applicable Monthly Report for the month ended July 31, 1996, as defined in the Agreement, has been furnished to each Certificateholder in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K. Also, copies of Report of Independent Accountants and Management Report on Internal Control are being filed as Exhibit 20.2.


Item 7(c).  Exhibits.

               Exhibit No.             Description
               -----------             -----------

                20.1 Monthly Reports for the month ended July 31, 1996 for Series 1995-1,
                                    Series 1995-2, Series 1995-3,
                                    Series 1995-4, Series 1996-1
                                    and Series 1996-2

               20.2 Report of Independent Accountants and Management Report on Internal Control over Servicing of Securitized Credit Card Receivables

                                          SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 18, 1996

                                            THE CHASE MANHATTAN BANK
                                            As Servicer


                                            By:   /s/Richard L. Craig
                                           Name:  Richard L. Craig
                                           Title: Managing Director

                                 INDEX TO EXHIBITS


           Exhibit No.                           Description
           -----------                           -----------

             20.1 Monthly Reports for the month ended July 31, 1996 for Series 1995-1,
                                       Series 1995-2, Series 1995-3,
                                       Series 1995-4, Series 1996-1
                                       and Series 1996-2

             20.2 Report of Independent Accountants and Management Report on Internal Control over Servicing of Securitized Credit Card Receivables

                                                                 Exhibit 20.1
- ---------------------------------------------------------------------------------------------------------------------------

Chemical Bank - Retail Card Services Group                                                             Monthly Report
Certificateholders' Statement                              Chemical Master Credit Card Trust I

                                                                       Series 1995-1

Section 5.2 - Supplement                            Class A        Class B       Collateral                Total
- -----------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                    0.00             0.00          0.00                  0.00

(ii)   Monthly Interest Distributed             3,627,058.13       308,713.18    404,528.55          4,340,299.85
       Deficiency Amounts                               0.00             0.00                                0.00
       Additional Interest                              0.00             0.00                                0.00
       Accrued and Unpaid Interest                                                     0.00                  0.00

(iii)  Collections of Principal                71,649,930.75     5,970,827.56  7,676,778.30         85,297,536.61
       Receivables

(iv)   Collections of Finance Charge
          Receivables                          11,555,392.72       962,949.39  1,238,077.79         13,756,419.90

(v)    Aggregate Amount of Principal Receivables                                                10,265,209,358.89

                      Investor Interest       750,000,000.00    62,500,000.00  80,357,142.86       892,857,142.86

                      Adjusted Interest       750,000,000.00    62,500,000.00  80,357,142.86       892,857,142.86


                                       Series
       Floating Investor Percentage           8.70%           84.00%          7.00%       9.00%        100.00%
       Fixed Investor Percentage              8.70%           84.00%          7.00%       9.00%        100.00%

(vi) Receivables Delinquent (As % of Total
     Receivables)
            Current                                                                                     95.05%
            30 to 59 days                                                                                1.69%
            60 to 89 days                                                                                1.15%
            90 or more days                                                                              2.11%
                                       Total Receivables                                               100.00%

(vii)  Investor Default Amount                 3,780,606.53       315,050.54    405,064.99         4,500,722.06

(viii) Investor Charge-Offs                            0.00             0.00          0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions      0.00             0.00          0.00

(x)    Servicing Fee                             625,000.00        52,083.33     66,964.29           744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                    12.44%

(xii)  Reallocated Monthly Principal                                    0.00          0.00                0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                  750,000,000.00    62,500,000.00  80,357,142.86     892,857,142.86

(xiv)  LIBOR                                                                                           5.4961%

(xv)   Principal Funding Account Balance                                                                 0.00

(xvi)  Accumulation Shortfall                                                                            0.00

(xvii) Principal Funding Investment                                                                      0.00
       Proceeds

(xviii)Principal Investment Funding
       Shortfall
                                                                                                ===============
(xix)  Available Funds                        10,930,392.72       910,866.06   1,171,113.51     13,012,372.28

(xx)   Certificate Rate                             5.6161%          5.7361%        5.8461%



Chemical Bank - Retail Card Services Group                                                             Monthly Report
Certificateholders' Statement                              Chemical Master Credit Card Trust I

                                                                      Series 1995-2

Section 5.2 - Supplement                                   Class A          Class B         Collateral                  Total
- ------------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                           0.00                0.00           0.00                    0.00

(ii)  Monthly Interest Distributed                       3,115,000.00          181,245.17     242,324.98         3,538,570.15
      Deficiency Amounts                                         0.00                0.00                                0.00
      Additional Interest                                        0.00                0.00                                0.00
      Accrued and Unpaid Interest                                                                   0.00                 0.00

(iii) Collections of Principal Receivables              57,319,944.60        3,256,728.19   4,559,627.90        65,136,300.68

(iv)  Collections of Finance Charge Receivables          9,244,314.17          525,231.12     735,357.18        10,504,902.47

(v)   Aggregate Amount of Principal Receivables                                                             10,265,209,358.89

                             Investor Interest         600,000,000.00       34,090,000.00  47,728,181.82       681,818,181.82
                             Adjusted Interest         600,000,000.00       34,090,000.00  47,728,181.82       681,818,181.82


                                              Series
      Floating Investor Percentage                6.64%        88.00%               5.00%          7.00%              100.00%
      Fixed Investor Percentage                   6.64%        88.00%               5.00%          7.00%              100.00%

(vi)  Receivables Delinquent (As % of Total
      Receivables)
            Current                                                                                                    95.05%
            30 to 59 days                                                                                               1.69%
            60 to 89 days                                                                                               1.15%
            90 or more days                                                                                             2.11%
                                                                                                                     ---------
                                  Total Receivables                                                                   100.00%

(vii) Investor Default Amount                            3,024,485.22          171,841.17     240,588.63         3,436,915.03

(viii)Investor Charge-Offs                                       0.00                0.00           0.00                 0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                 0.00                0.00           0.00

(x)   Servicing Fee                                        500,000.00           28,408.33      39,773.48           568,181.82

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                   12.44%

(xii) Reallocated Monthly Principal                                                  0.00           0.00                0.00

(xiii)Closing Investor Interest (Class A Adjusted)      600,000,000.00      34,090,000.00  47,728,181.82      681,818,181.82

(xiv) LIBOR                                                                                                          5.4961%

(xv)  Principal Funding Account Balance                                                                                0.00

(xvi) Accumulation Shortfall                                                                                           0.00

(xvii)Principal Funding Investment                                                                                     0.00
      Proceeds

(xviii) Principal Investment Funding
        Shortfall
                                                                                                             ================

(xix) Available Funds                                    8,744,314.17          496,822.78     695,583.69       9,936,720.65

(xx)  Certificate Rate                                        6.2300%             6.3800%        5.8961%



Chemical Bank - Retail Card Services Group                                                                 Monthly Report
Certificateholders' Statement                                       Chemical Master Credit Card Trust I

                                                                              Series 1995-3

Section 5.2 - Supplement                                     Class A          Class B         Collateral               Total
- ------------------------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                             0.00               0.00            0.00                 0.00

(ii) Monthly Interest Distributed                      2,336,250.00         136,149.60      185,142.96         2,657,542.56
     Deficiency Amounts                                        0.00               0.00                                 0.00
     Additional Interest                                                                           0.0                 0.00

(iii)Collections of Principal Receivables             42,989,958.45       2,442,593.91    3,419,673.16        48,852,225.51

(iv) Collections of Finance Charge Receivables         6,933,235.63         393,931.04      551,510.18         7,878,676.85

(v)  Aggregate Amount of Principal Receivables                                                            10,265,209,358.89

                           Investor Interest         450,000,000.00      25,568,000.00   35,795,636.36       511,363,636.36
                           Adjusted Interest         450,000,000.00      25,568,000.00   35,795,636.36       511,363,636.36


                                              Series
     Floating Investor Percentage                  4.98%          88.00%              5.00%         7.00%           100.00%
     Fixed Investor Percentage                     4.98%          88.00%              5.00%         7.00%           100.00%

(vi) Receivables Delinquent (As % of Total Receivables)
            Current                                                                                                  95.05%
            30 to 59 days                                                                                             1.69%
            60 to 89 days                                                                                             1.15%
            90 or more days                                                                                           2.11%
                                                                                                                    -------
                                          Total Receivable                                                         100.00%

(vii) Investor Default Amount                           2,268,363.92         128,883.40     180,438.96          2,577,686.27

(viii) Investor Charge-Offs                                    0.00               0.00           0.00                  0.00

(ix) Reimbursed Investor Charge-Offs/Reductions                0.00               0.00           0.00

(x)  Servicing Fee                                       375,000.00          21,306.67      29,829.70             426,136.36

(xi) Portfolio Yield (Net of Defaulted Receivables)                                                                    12.44%

(xii) Reallocated Monthly Principal                                               0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)   450,000,000.00     25,568,000.00  35,795,636.36         511,363,636.36

(xiv) LIBOR                                                                                                           5.4961%

(xv) Principal Funding Account Balance                                                                                  0.00

(xvi) Accumulation Shortfall                                                                                            0.00

(xvii) Principal Funding Investment                                                                                     0.00
        Proceeds

(xviii) Principal Investment Funding
        Shortfall
                                                                                                               ==============

(xix)Available Funds                                    6,558,235.63        372,624.37     521,680.48           7,452,540.49

(xx) Certificate Rate                                        6.2300%            6.3900%        6.0211%



Chemical Bank - Retail Card Services Group                                              Monthly Report
Certificateholders' Statement                        Chemical Master Credit Card Trust I

                                                                   Series 1995-4

Section 5.2 - Supplement                                  Class A           Class B       Collateral             Total
- ------------------------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                           0.00              0.00            0.00                0.00

(ii) Monthly Interest Distributed                    4,266,210.00        311,149.56      188,826.00        4,766,185.56
     Deficiency Amounts                                      0.00              0.00                                0.00
     Additional Interest                                     0.00              0.00                                0.00
     Accrued and Unpaid Interest                                                               0.00                0.00

(iii)Collections of Principal                       28,659,972.30      2,047,086.29    3,411,956.05       34,119,014.64
     Receivables

(iv) Collections of Finance Charge Receivables       4,622,157.09        330,145.27      550,265.60        5,502,567.96

(v)  Aggregate Amount of Principal Receivables                                                        10,265,209,358.89

                       Investor Interest           300,000,000.00     21,428,000.00   35,714,857.14      357,142,857.14

                       Adjusted Interest           300,000,000.00     21,428,000.00   35,714,857.14      357,142,857.14


                                           Series
     Floating Investor Percentage              3.48%       84.00%             6.00%        10.00%              100.00%
     Fixed Investor Percentage                 3.48%       84.00%             6.00%        10.00%              100.00%

(vi) Receivables Delinquent (As % of Total
     Receivables)
            Current                                                                                             95.05%
            30 to 59 days                                                                                        1.69%
            60 to 89 days                                                                                        1.15%
            90 or more days                                                                                      2.11%
                                                                                                           -------------
                                        Total Receivables                                                      100.00%

(vii) Investor Default Amount                      1,512,242.61        108,014.45       180,031.76       1,800,288.82

(viii) Investor Charge-Offs                                0.00              0.00             0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions          0.00              0.00             0.00

(x)    Servicing Fee                                 250,000.00         17,856.67        29,762.38         297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                          12.44%

(xii)  Reallocated Monthly Principal                                         0.00             0.00               0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                      300,000,000.00     21,428,000.00    35,714,857.14     357,142,857.14

(xiv)  LIBOR                                                                                                  5.4883%

(xv)   Principal Funding Account Balance                                                                        0.00

(xvi)  Accumulation Shortfall                                                                                   0.00

(xvii)  Principal Funding Investment                                                                            0.00
           Proceeds

(xviii)  Principal Investment Funding
           Shortfall

(xix)   Interest Funding Account Investment Proceeds       0.00              0.00                       ============

(xx)    Available Funds                            7,121,492.42        512,807.21      520,503.22       8,154,802.85

(xxi)   Certificate Rate                                5.6883%           5.8083%       5.9625%



Chemical Bank - Retail Card Services Group                                                                    Monthly Report
Certificateholders' Statement                            Chemical Master Credit Card Trust I

                                                                      Series 1996-1

Section 5.2 - Supplement                               Class A            Class B          Collateral                 Total
- -------------------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                        0.00               0.00               0.00                    0.00

(ii) Monthly Interest Distributed                 3,237,500.00         189,248.43         282,710.79            3,709,459.22
     Deficiency Amounts                                   0.00               0.00                                       0.00
     Additional Interest                                  0.00               0.00                                       0.00
     Accrued and Unpaid Interest                                                                0.00                    0.00

(iii)Collections of Principal Receivables         66,873,268.70      3,799,548.06       5,319,534.03           75,992,350.80

(iv) Collections of Finance Charge Receivables    10,785,033.20        612,774.77         857,911.57           12,255,719.55

(v)  Aggregate Amount of Principal Receivables                                                             10,265,209,358.89

                         Investor Interest       700,000,000.00     39,772,000.00      55,682,545.45          795,454,545.45
                         Adjusted Interest       700,000,000.00     39,772,000.00      55,682,545.45          795,454,545.45
                                       Series
     Floating Investor Percentage           7.75%       88.00%              5.00%         7.00%                    100.00%
     Fixed Investor Percentage              7.75%       88.00%              5.00%         7.00%                    100.00%

(vi) Receivables Delinquent (As % of Total Receivables)
            Current                                                                                                 95.05%
            30 to 59 days                                                                                            1.69%
            60 to 89 days                                                                                            1.15%
            90 or more days                                                                                          2.11%
                                                                                                              ------------
                                   Total Receivables                                                               100.00%

(vii)Investor Default Amount                      3,528,566.09         200,483.04        280,685.06            4,009,734.20

(viii) Investor Charge-Offs                               0.00               0.00              0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions         0.00               0.00              0.00

(x)    Servicing Fee                                583,333.33          33,143.33         46,402.12             662,878.79

(xi)   Portfolio Yield (Net of Defaulted                                                                             12.44%
         Receivables)

(xii)  Reallocated Monthly Principal                                         0.00              0.00                   0.00

(xiii) Closing Investor Interest
         (Class A Adjusted)                     700,000,000.00      39,772,000.00     55,682,545.45         795,454,545.45

(xiv)  LIBOR                                                                                                        5.4961%

(xv)   Principal Funding Account Balance                                                                            0.00

(xvi)  Accumulation Shortfall                                                                                       0.00

(xvii) Principal Funding Investment Proceeds                                                                        0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                          ================

(xix)  Available Funds                           10,201,699.87         579,631.44        811,509.45         11,592,840.76

(xx)   Certificate Rate                                 5.5500%            5.7100%           5.8961%



Chemical Bank - Retail Card Services Group                                                                 Monthly Report
Certificateholders' Statement                               Chemical Master Credit Card Trust I

                                                                         Series 1996-2

Section 5.2 - Supplement                               Class A           Class B           Collateral               Total
- ------------------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                        0.00              0.00                 0.00                0.00

(ii) Monthly Interest Distributed                  2,740,833.33       160,416.67           235,312.77        3,136,562.77
     Deficiency Amounts                                    0.00            0.00                                      0.00
     Additional Interest                                   0.00            0.00                                      0.00
     Accrued and Unpaid Interest                                                                 0.00                0.00

(iii)Collections of Principal Receivables         52,543,282.55     2,985,413.78         4,179,579.29       59,708,275.63

(iv) Collections of Finance Charge Receivables     8,473,954.66       481,474.70           674,064.58        9,629,493.93

(v)  Aggregate Amount of Principal Receivables                                                          10,265,209,358.89

                      Investor Interest          550,000,000.00    31,250,000.00        43,750,000.00      625,000,000.00
                      Adjusted Interest          550,000,000.00    31,250,000.00        43,750,000.00      625,000,000.00


                                       Series
     Floating Investor Percentage            6.09%       88.00%              5.00%         7.00%                  100.00%
     Fixed Investor Percentage               6.09%       88.00%              5.00%         7.00%                  100.00%

(vi) Receivables Delinquent (As % of Total Receivables)
            Current                                                                                                95.05%
            30 to 59 days                                                                                           1.69%
            60 to 89 days                                                                                           1.15%
            90 or more days                                                                                         2.11%
                                                                                                               -----------
                                   Total                                                                           100.00%
                                   Receivables

(vii) Investor Default Amount                    2,772,444.79         157,525.27          220,535.38         3,150,505.44

(viii) Investor Charge-Offs                              0.00               0.00                0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions        0.00               0.00                0.00

(x)    Servicing Fee                               458,333.33          26,041.67           36,458.33           520,833.33

(xi)   Portfolio Yield (Net of Defaulted                                                                           12.44%
         Receivables)

(xii)  Reallocated Monthly Principal                                        0.00                0.00                0.00

(xiii) Closing Investor Interest
          (Class A Adjusted)                   550,000,000.00      31,250,000.00       43,750,000.00      625,000,000.00

(xiv)  LIBOR                                                                                                      5.4961%

(xv)   Principal Funding Account Balance                                                                           0.00

(xvi)  Accumulation Shortfall                                                                                      0.00

(xvii) Principal Funding Investment Proceeds                                                                       0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                        ===============

(xix)Available Funds                             8,015,621.33         455,433.03         637,606.24       9,108,660.60

(xx) Certificate Rate                                 5.9800%            6.1600%            6.2461%



Chemical Bank - Retail Card Services Group                                                                    Monthly Report
Certificateholders' Statement                                 Chemical Master Credit Card Trust I
                                                                      Series 1996-3

Section 5.2 - Supplement                                  Class A             Class B           Collateral           Total
- -----------------------------------------------------------------------------------------------------------------------------------

(i)  Monthly Principal Distributed                           0.00               0.00                 0.00             0.00

(ii) Monthly Interest Distributed                    2,434,132.89         141,813.47           176,269.11     2,752,215.47
     Deficiency Amounts                                      0.00               0.00                 0.00
     Additional Interest                                     0.00               0.00                 0.00
     Accrued and Unpaid Interest                                                                     0.00             0.00

(iii)Collections of Principal Receivables           39,358,071.23       2,236,242.11         3,130,857.49    44,725,170.82

(iv) Collections of Finance Charge Receivables       6,347,500.48         360,651.51           504,931.23     7,213,083.22

(v)  Aggregate Amount of Principal Receivables                                                           10,265,209,358.89

                             Investor Interest     411,983,000.00      23,408,000.00        32,772,440.86   468,163,440.86
                             Adjusted Interest     411,983,000.00      23,408,000.00        32,772,440.86   468,163,440.86

                                             Series
     Floating Investor Percentage                4.56%         88.00%       5.00%         7.00%                  100.00%
     Fixed Investor Percentage                   4.56%         88.00%       5.00%         7.00%                  100.00%

(vi) Receivables Delinquent (As % of Total
     Receivables)
            Current                                                                                               95.05%
            30 to 59 days                                                                                          1.69%
            60 to 89 days                                                                                          1.15%
            90 or more days                                                                                        2.11%
                                                                                                                 -------
                                          Total Receivables                                                      100.00%

(vii) Investor Default Amount                       2,076,727.49          117,995.25         165,199.61     2,359,922.35

(viii) Investor Charge-Offs                                 0.00                0.00               0.00             0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions           0.00                0.00               0.00

(x)    Servicing Fee                                  343,319.17           19,506.67          27,310.37       390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                              12.44%

(xii)  Reallocated Monthly Principal                                            0.00               0.00             0.00

(xiii) Closing Investor Interest (Class A
            Adjusted)                             411,983,000.00       23,408,000.00      32,772,440.86   468,163,440.86

(xiv)  LIBOR                                                                                                      5.4961%

(xv)   Principal Funding Account Balance                                                                            0.00

(xvi)  Accumulation Shortfall                                                                                       0.00

(xvii) Principal Funding Investment                                                                                 0.00
         Proceeds

(xviii) Principal Investment Funding
          Shortfall
                                                                                                            ================

(xix)   Available Funds                             6,004,181.31          341,144.84         477,620.87     6,822,947.02

(xx)    Certificate Rate                                  7.0900%             7.2700%            6.2461%


                                                   Exhibit 20.2

                            LETTERHEAD OF PRICE WATERHOUSE LLP

                          1177 Avenue of the Americas   Telephone 212 596 7000
                          New York, NY  10036           Facsimile 212 596 8910

Price Waterhouse LLP


Report of Independent Accountants


June 21, 1996

To the Board of Directors of Chemical Bank
Chemical Bank


We have examined management's assertion, that as of December 31, 1995 Chemical Bank maintained an effective system of internal control over servicing of securitized credit card receivables, included in the accompanying Management Report on Internal Control over Servicing of Securitized Credit Card Receivables.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of the internal control structure over servicing of securitized credit card receivables, testing and evaluating the design and operating effectiveness of the internal control structure over servicing of securitized credit card receivables, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of the inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projections of any evaluation of the system of internal control over servicing of securitized credit card receivables to future periods are subject to the risk that the internal control structure may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assertion that, as of December 31, 1995, Chemical Bank maintained an effective system of internal control over servicing of securitized credit card receivables, is fairly stated, in all material respects, based upon the criteria for effective internal control described in "Internal Control Integrated Framework" issued by the Committee of Sponsoring Organizations of the Treadway Commission.


Signed:  Price Waterhouse LLP

                LETTERHEAD OF THE CHASE MANHATTAN BANK


100 Duffy Avenue
Hicksville, NY  11801-3699


June 21, 1996


Management Report on Internal Control over Servicing of Securitized Credit Card Receivables

Chemical Bank is responsible for establishing and maintaining an effective system of internal control over servicing of securitized credit card receivables, which is designed to provide reasonable assurance regarding the proper servicing of securitized credit card receivables. The system contains self-monitoring mechanisms, and actions are taken to correct deficiencies as they are identified.

There are inherent limitations in the effectiveness of any system of internal controls, including the possibility of human error and the circumvention or overriding of controls. Accordingly, even an effective internal control system can provide only reasonable assurance with respect to servicing of securitized credit card receivables. Further, because of changes in conditions, the effectiveness of an internal control system may vary over time.

Chemical Bank management assessed its system of internal control over servicing of securitized credit card receivables as of December 31, 1995 in relation to criteria for effective internal control described in "Internal Control - Integrated Framework" issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this assessment, management believes that, as of December 31, 1995, Chemical Bank maintained an effective system of internal control over servicing of securitized credit card receivables.


Signed:  Charles R. Walsh
         Charles R. Walsh
         Executive Vice President
         Chemical Bank

Signed:  Richard L. Craig
         Richard L. Craig
         Managing Director
         Chemical Bank